EXHIBIT A
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                             JOINT FILING AGREEMENT

      The undersigned hereby acknowledge and agree that, pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended, the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on
Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: December 13, 2001        CHAP-CAP PARTNERS, L.P.
                                By: Chapman Capital L.L.C.,
                                    as General Partner

                                By: /s/ Robert L. Chapman, Jr.
                                    -------------------------------------------
                                    Name:  Robert L. Chapman, Jr.
                                    Title: Managing Member


Dated: December 13, 2001        CHAPMAN CAPITAL L.L.C.


                                By: /s/ Robert L. Chapman, Jr.
                                    -------------------------------------------
                                    Name:  Robert L. Chapman, Jr.
                                    Title: Managing Member


Dated: December 13, 2001        /s/ Robert L. Chapman, Jr.
                                -----------------------------------------------
                                Robert L. Chapman, Jr.





Dated: December 13, 2001        PALESTRA CAPITAL, LLC


                                By: /s/ David J. Brail
                                    -------------------------------------------
                                    Name:  David J. Brail
                                    Title: Managing Member


Dated: December 13, 2001         /s/ David J. Brail
                                 ----------------------------------------------
                                 David J. Brail

Dated: December 13, 2001        HIGHLINE CAPITAL PARTNERS, L.P.


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Man. Mem. Of its G.P.


Dated: December 13, 2001        HIGHLINE CAPITAL PARTNERS QP, LP


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Man. Mem. Of its G.P.


Dated: December 13, 2001        HIGHLINE CAPITAL INTERNATIONAL,LTD.


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Director


Dated: December 13, 2001        /s/ Barry Escott
                                -----------------------------------------------
                                Barry Escott


Dated: December 13, 2001        HIGHLINE CAPITAL MANAGEMENT, L.L.C.


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Managing Member


Dated: December 13, 2001        HIGHLINE CAPITAL HOLDINGS, L.L.C.


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Managing Member


Dated: December 13, 2001        HIGHLINE OFFSHORE ADVISORS, L.L.C.


                                By: /s/ Jacob W. Doft
                                    -------------------------------------------
                                    Name:  Jacob W. Doft
                                    Title: Managing Member


Dated: December 13, 2001        /s/ Jacob W. Doft
                                -----------------------------------------------
                                Jacob W. Doft


Dated: December 13, 2001        /s/ Raji G. Khabbaz
                                -----------------------------------------------
                                Raji G. Khabbaz


Dated: December 13, 2001        CRESCENDO ADVISORS, LLC


                                By: /s/ Eric Rosenfeld
                                    -------------------------------------------
                                    Name:  Eric Rosenfeld
                                    Title: Senior Managing Member


Dated: December 13, 2001        /s/ Eric Rosenfeld
                                -----------------------------------------------
                                Eric Rosenfeld